UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                   ------------------------


                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): June 27, 2007
                                                  --------------

                   PARK ELECTROCHEMICAL CORP.
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      (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)     Identification
                                                    No.)


48 South Service Road,    Melville, New York           11747
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 (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code (631)465-3600
                                                   -------------
                          Not Applicable
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 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule 13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02  Results of Operations and Financial Condition.
---------  ----------------------------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on June 27, 2007 reporting its results of operations for its 2008 fiscal year first quarter ended May 27, 2007. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.




Item 9.01  Financial Statements and Exhibits.
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      (c)  Exhibits.
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           99.1  News Release dated June 27, 2007





                           SIGNATURE
                           ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PARK ELECTROCHEMICAL CORP.





                     By:    /s/James L.Zerby
                            -----------------
                     Name:  James L. Zerby
                     Title: Vice President and Chief Financial
                            Officer







                         EXHIBIT INDEX
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Number
Exhibit     Description                                 Page
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   99.1     News Release dated June 27, 2007.........     5